                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 May 12, 1998
                                                                 ------------
                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



       Delaware                       333-24227              76-0039224
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  (State or other jurisdiction    (Commission File         (IRS Employer
   of incorporation or                Number)            Identification Number)
     organization)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


             302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4. Not Applicable

Item 5.    Other Events

On May 12, 1998, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $700,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1998-1 and $63,253,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1998-1, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.    Not Applicable

Item 7.    Financial Statements and Exhibits

The following exhibit is filed as a part of this report:

Exhibit 99.01 Series Term Sheet dated May 12, 1998, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the First USA Credit Card Master Trust, Series 1998-1.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK
                              As Servicer



                              By: /s/ Tracie H. Klein
                                  ----------------------------
                                      Tracie H. Klein
                                      Vice President



Date:  May 12, 1998
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EXHIBIT INDEX

Exhibit                  Description                    Page No.
-------                  -----------                    --------
 99.01            Series 1998-1 Term Sheet
                  dated May 12, 1998                        5